                                                                  EXHIBIT 10.20


                           PELHAM ROAD LEASE AGREEMENT

STATE OF SOUTH CAROLINA   ) FIRST AMENDMENT TO LEASE AGREEMENT
                          )
COUNTY OF GREENVILLE      )


      THIS FIRST AMENDMENT TO LEASE AGREEMENT (the "Amendment") is made and entered into as of this 25th day of November, 1996, by and between Highland Properties, LLC (the "Lessor") and Gerber Childrenswear, Inc. (the "Lessee"):

                              W I T N E S S E T H :

      WHEREAS hereto, on September 13, 1996, Lessor and Lessee entered into that certain Lease Agreement wherein the Lessor agreed to let and the Lessee agreed to rent 33,600 square feet of property in a building to be constructed by Lessor at 7005 Pelham Road, Greenville, South Carolina, the terms of which are incorporated herein by reference (the "Lease").

      WHEREAS, pursuant to the subsequent request of Lessee, Lessor has agreed to provide additional space to the Lessee consisting of 4,800 square feet (the "Additional Space"), which would thereby increase the Premises to 38,400 square feet.

      NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and in consideration of the additional rent to be provided pursuant to the Amendment, the receipt and sufficiency of which are both hereby acknowledged, Lessor and Lessee agree as follows:

      1. The first paragraph of Article I, GRANT AND TERM, Paragraph 1.1, is amended by deleting the first sentence thereof in its entirety and substituting in lieu thereof the following:

            1.1 Description of Premises. Lessor hereby leases to Lessee, and Lessee hereby accepts and rents from Lessor, that certain office space (known as Suite D) containing a total of approximately 33,600 square feet (the "Initial Space") plus 4,800 square feet (the "Additional Space"), (the

      Initial Space and the Additional Space being collectively referred to as the "Premises") located within the building known as Building No. III (the "Building"), which Building contains a total of approximately 48,000 square feet and is located at 7005 Pelham Road, within Pelham at Hyland Business Center (the "Project") as shown on the Site Plan marked Exhibit 1 attached hereto, situated in the County of Greenville, State of South Carolina.

      2. Article I, GRANT AND TERM, Paragraph 1.4 Occupancy; Lease Commencement Date is hereby amended by adding at the end thereof the following:

      The Lessor shall, with regard to the Additional Space, complete such space as the Initial Space is to be completed as shown on Exhibits 2 and 3.

      3. Article I, GRANT AND TERM, Paragraph 1.4 Occupancy; Lease Commencement Date is hereby further amended by deleting from the nineteenth (19th) line the date "March 17, 1997," and inserting in lieu thereof "March 31, 1997."

      4. Article II, RENT, Paragraph 2.1a.(1) Initial Term, is amended by deleting it in its entirety and substituting in lieu thereof the following:

      2.1   Rent

      a.    Initial Term.

            (1) The Minimum Annual Rent during Initial Term shall be Three Hundred Twenty-Four Thousand Two Hundred Seventy and 00/100 Dollars ($324,270.00), payable in equal monthly installments of Twenty Seven Thousand Twenty-two and 50/100 Dollars ($27,022.50) (the "Minimum Annual Rent").

      5. Article II, RENT, Paragraph 2.2d is amended by deleting it in its entirety and inserting in lieu thereof the following:

            d.    Additional Rent for Additional Parking Spaces.

                  Lessee agrees to pay during the Initial Term of this Lease additional rent equal to Sixteen and 45/100 Cents (0.1645) per square foot within only the Initial Space of the Premises to reimburse Lessor for the cost of 33 additional parking spaces. Said rent shall be due and payable in the manner and in the same terms and conditions as the Minimum Annual Rent reserved hereunder.

      6. Exhibit 4 is amended by deleting it in its present form and substituting the Exhibit attached.

      7. Except as expressly set forth in the Amendment, all other terms and conditions of the Lease shall remain in full force and effect and are hereby ratified and reconfirmed by Lessor and Lessee.

      IN WITNESS WHEREOF, we have hereunto set our hands and affixed our seals the date and year first above-written.

                                          LESSOR:

                                          HIGHLAND PROPERTIES, LLC, a South
                                          Carolina limited liability company


/s/ Marshall Bentley [sic]                By:  /s/ Mark A. Cothran [sic]
---------------------------------              ---------------------------------
Witness                                        Member


/s/ Dee Parris                            Date of Execution:     11/25/96
---------------------------------                            -------------------
Witness

                                          LESSEE:

                                          GERBER CHILDRENSWEAR, INC., a Delaware
                                          corporation


/s/ Jay R. Cope                           By:  /s/ David E. Uren
---------------------------------              ---------------------------------
Witness                                        Its:  Vice President, Finance


/s/ Dee Parris                            Date of Execution:     11/25/96
---------------------------------                            -------------------
Witness

                                    EXHIBIT 4

                            TOTAL ESTIMATED PAYMENTS

                               Summary for Year 1


                                                          Annual       Monthly
                                                          ------       -------
A.    Rent                                             $324,270.00   $ 27,022.50
B.    Additional Rent:
      1)    Operating Expenses (includes real estate   $ 26,880.00   $  2,240.00
            taxes, insurance and common area
            maintenance charges
      2)    Additional Rent/Parker                        5,525.00        460.42
      TOTAL                                            $356,675.00   $ 29,722.92

                                 LEASE AGREEMENT

                        PELHAM AT HYLAND BUSINESS CENTER

PELHAM ROAD
GREENVILLE, SOUTH CAROLINA


      THIS LEASE AGREEMENT (this "Lease") is made and entered into as of the 13th day of September 1996, by and between Highland Properties, LLC, hereafter called the "LESSOR" and Gerber Childrenswear, Inc., hereafter called the "LESSEE".

                                   WITNESSETH:

      For and in consideration of the rent provided herein and the mutual covenants and agreements hereinafter set forth, the parties hereto agree for themselves, their successors and assigns, as follows:

                                    ARTICLE I
                                 GRANT AND TERM

1.1 Description of Premises. Lessor hereby leases to Lessee, and Lessee hereby accepts and rents from Lessor, that certain office space (known as Suite D) containing a total of approximately Thirty-three Thousand Six Hundred (33,600) square feet (the "Premises") located with the building known as Building III (the "Building") which Building contains a total of approximately 48,000 square feet and is located at 7005 Pelham Road, within Pelham at Hyland Business Center (the "Project") as shown on the site plan marked Exhibit 1 attached hereto, situated in the County of Greenville, South Carolina. The Premises is leased to Lessee, together with the non-exclusive, irrevocable right to use and occupy, in common with Lessor and other tenants of the Building and the Project, all parking areas, driveways, sidewalks and other common facilities designated by Lessor from time to time in the Project.

      It is expressly agreed that the Demised Premises do not include the land beneath the unit, nor any space above the interior ceiling of such unit; provided that the Lessee shall have the non-exclusive right to use a portion of such space for the location of the Lessee's construction and equipment serving the Demised Premises, subject to the approval of the Lessor as to location and installation, such right to be in common with the Lessor and all others to whom the Lessor has or may hereafter grant such rights. The exterior face of exterior walls, the roof, together with the right to install, maintain, use, repair and replace such pipes, duct work, conduits, utility lines, tunneling, wires and the like through ceiling plenum areas, column space, partitions, in or beneath floor slabs or above or below the Demised Premises as may be reasonably necessary or advisable for the servicing of the Demised Premises or other portions of the Building of which the Demised Premises are a part is expressly reserved unto Lessor.

1.2 Term. The term of this Lease shall commence on the Occupancy Date (the "Lease Commencement Date") and end on the seventh (7th) anniversary date of the Lease Commencement Date (the "Initial Term"). Every twelve (12) calendar month period following the Lease Commencement date shall constitute a lease year. An Addendum shall be executed by Lessor and Lessee confirming the Lease Commencement Date and the Initial Term hereof, and shall be attached hereto and incorporated herein by reference.

1.3 Extension Option. Providing Lessee has not defaulted in the performance of any condition of this lease, Lessee shall have option to extend the term of this lease for two (2) additional and consecutive periods of five (5) years each following the Initial Term, provided however that written notice is given Lessor by Lessee that it elects to exercise its option to extend the Lease one hundred eighty (180) days prior to the expiration date of the then-current lease period, and further provided that all conditions of the Lease, except the rental rate, which shall be adjusted as provided herein, shall continue in full force and effect for each such extension. There shall be no privilege to extend the terms of this lease for any period of time beyond the expiration of the agreed upon extended terms.

      In the event Lessee does not exercise its first (1st) five (5) year renewal option to extend the Lease as specified above, then Lessee shall pay Lessor $100,000.00 on or before the ending date of the Initial Term.

1.4 Occupancy; Lease Commencement Date. The Occupancy Date shall be the date upon which the Building and other improvements erected and to be erected upon the Premises shall have been substantially completed in accordance with the Floor Plan and Specifications attached hereto as Exhibits 2 and 3, respectively, prepared by Marsh/Bell Construction Co., Inc., dated September 12, 1996, entitled "Hyland at Pelham Business Park Upfit (Gerber)" and prepared by Marsh/Bell Construction Co., Inc., dated September 13, 1996, entitled "Office Warehouse Project (48,000 SF), Pelham Road, Greenville, S.C." and incorporated herein by reference. The scheduled Occupancy Date is March 17, 1997. Lessee may with the approval of Lessor choose to occupy the premises before March 17, 1997. Lessor shall notify Lessee in writing as soon as Lessor deems said buildings and other improvements are completed and ready for occupancy as aforesaid. In the event that said buildings and other improvements have not in fact been so completed, Lessee shall notify Lessor in writing of its objections. Lessor shall have a reasonable time after delivery of such notice within which to take such corrective action as may be necessary, and shall notify Lessee in writing as soon as it deems such corrective action has been completed. In the event of any dispute as to substantial completion of work performed or required to be performed by Lessor, Earl Gaulden, AIA, shall be mutually engaged to inspect the work performed versus the standards set forth in Exhibits 2 and 3 and his certification (the "Certificate of Substantial Completion") shall be conclusive as to such facts. If the Leased Premises are not ready for occupancy by March 17, 1997, Lessor shall pay a penalty until the date of the Certificate of Substantial Completion to Lessee which is equal to two (2) times Lessee's current daily rental rate at its location at Falls Place, South Main Street, Greenville, South Carolina. If Lessor fails to cause the Leased Premises or any portion thereof to be ready for occupancy at the time of the scheduled Occupancy Date, (i) neither Lessor nor Lessor's agent, officers, employees, or contractors shall be liable for any damage, loss, Liability or expense caused thereby other than described above, (ii) nor shall this Lease become void or voidable unless such failure continues for more than sixty (60) days, in which case Lessee may, upon twenty (20) days written notice to Lessor, terminate this Lease. Prior to occupying the Premises, Lessee shall execute and deliver to Lessor a letter acknowledging the Occupancy Date and certifying that the Improvements have been completed and that Lessee has examined and accepted the Premises.

      Provided Lessee does not interfere with the construction of improvements, Lessee has the right of early possession of the Premises for the installation of phones, computer equipment and furniture systems.

1.5 Construction of Premises.

      a. Construction of Premises.

      Immediately upon the execution hereof, Lessor, at Lessor's sole expense, shall commence construction of improvements to the Premises substantially in accordance with the mutually approved plans and specifications set forth in Exhibits 2 and 3. Lessee shall bear any expense in excess of improvements specified in the within referenced plans and specifications, together with an additional charge of twenty percent (20%) of such excess, to cover Lessor's overhead, and pay the same to Lessor prior to commencement of such additional work. ALL improvements made to the Premises shall be the property of the Lessor during the term of this Lease and shall remain the property of Lessor upon termination of this Lease.

      Lessor shall construct the Premises in accordance with the Floor Plan and Specifications attached hereto as E5chibits 2 and 3 respectively. To the best of Lessor's knowledge, the design and construction of the Premises shall be in compliance with Title 111 of the Americans With Disabilities Act, Public Law 101-336 on the date Lessor delivers the Premises to Lessee for occupancy.

      b. Change Orders by Lessee.

      Lessee shall bear any expenses in excess of improvements specified in the within referenced Plans and Specifications together with an additional charge of twenty percent (20%) of such excess to cover Lessor's overhead, and pay the same to Lessor prior to commencement of such additional work. Any change in the construction or upfitting of the mutually approved Plans and Specifications, shall be in the form of a written change order. The Change Order shall include the work to be performed, the additional cost and the additional time extension of the scheduled Occupancy Date as set forth in 1.4 herein above, if any. Each change order shall be mutually agreed upon and signed by authorized representative of the parties prior to commencement. There shall be no delay in the commencement of the Term of this Lease and/or payment of the rent where Lessee fails to occupy the Premises when same are ready for occupancy or fails to make other decisions necessary for preparation of the Premises for occupancy. For purposes of this article, the Premises shall be deemed substantially completed and ready for occupancy by Lessee as set forth in Article 1.4 above.

                                   ARTICLE II
                                      RENT

2.1 Rent. Beginning on the Rental Commencement Date and continuing throughout the full term of the Lease, Lessee shall pay to Lessor, without notice, demand, reduction, abatement, set off or any defense, minimum base rent (the "Minimum Annual Rent") in equal monthly installments, in advance, on or before the first day of each month. Lessee's obligation to begin the payment of Minimum Annual Rent shall be the sixty-first (61st) day following the Occupancy Date (the "Rental Commencement Date.). If the Rental Commencement Date is a date other than the first day of calendar month, the Base Rate shall be prorated daily from such date to the first day of the next calendar month and paid on the Rental Commencement Date. The rent payable hereunder is as follows:

      a. Initial Term.

            (1) The Minimum Annual Rent during the Initial Term shall be Two Hundred Eighty Three Thousand Four Hundred Seventy and no/100 Dollars ($283,470.00) payable in equal monthly installments of Twenty Three Thousand Six Hundred Twenty-Two and 50/100 Dollars ($23,622.50) (the "Minimum Annual Rent.).

      b. Rent During Extension Terms. The Minimum Annual Rent for each Extension Term shall be adjusted and multiplied by a percentage which shall be the lesser of:

            (1) Fourteen percent (14%) for the first Extension Term and Ten percent (10%) for the second Extension Term; or

            (2) The amount by which there has been a change, if any, in the Consumer Price Index using the "Consumer Price Index All Items, All Urban Consumers (1982-84 = 100)" (hereinafter called the Index), published by the Bureau of Labor Statistics of the United States Department of Labor between the Rent Commencement Date and the first day of the first Extension Term and the second Extension Term.

                  (i) For the first Extension Term, the Index for the month during which the Occupancy Date occurs shall be "Base Index Number" and the corresponding Index for the first month of the first Extension Term shall be the "Current Index Number." For the second Extension Term, the Base Index Number shall be the Index for the first month of the first Extension Term and the Index for the first month of the second Extension Term shall be the Current Index Number.

                  (ii) For the appropriate Extension Term, the Current Index Number shall be divided by the Base Index Number. From the quotient thereof, there shall be subtracted the integer 1, and any resulting positive number shall be deemed to be the percentage of increase by which the Minimum Annual Rent is to be adjusted.

                  (iii) If publication of the Consumer Price Index shall be
                        discontinued, the parties hereto shall thereafter accept comparable statistics on the cost of living for the City of Greenville, South Carolina, as they shall be computed and published by an agency of the United States or by a responsible financial periodical of recognized authority then to be selected by the parties hereto. In the event of (i) use of comparable statistics in place of the Consumer Price Index as above mentioned, or (ii) publication of the Index figure at other than monthly intervals, there shall be made in the method of computation herein provided for such revisions as the circumstances may require to carry out the intent of this Article.

                  (iv) The percentage of increase determined as provided above shall be multiplied by the Minimum Annual debt payable during the last preceding term shall be due and payable to the Lessor in the same manner as the rent was payable for the Initial Term and the First Extension Term, as appropriate.

2.2   Additional Rent.

      a. Operating Expenses. Lessee agrees to pay as Additional Rent its proportionate share of the amount paid by Lessor during the Term for operation and maintenance of the Building (collectively "Operating Expenses"). Operating Expenses shall include, but not be limited to, the following: (i) all expenses for operation, repair, replacement and maintenance as necessary to keep the Building and common area of the Project and the grounds, and parking areas associated therewith in good order, condition and repair, including but not limited to, utilities for the common areas of and relating to the Project expenses associated with the driveways and parking areas (including repair of the asphalt surface and snow, trash and ice removal), lighting facilities, landscaped areas, walkways, directional sign age, curbs, drainage strips, sewer lines, all charges assessed against the Project pursuant to any applicable easements, covenants or development standards, administrative fees (including property management fees) and (ii) all insurance premiums paid by Lessor with respect to the Project, including public liability insurance. The cost for all capital improvements that would be capitalized or depreciated under generally accepted accounting principles shall not be included in calculating Operating Expenses; provided, however, notwithstanding the foregoing, that Operating Expenses shall include amortization of all costs of capital improvements which are for the purpose of reducing Operating Expenses and which ultimately result in a reduction in Lessee's proportionate share of Operating Expenses. Operating Expenses shall not include expenses for the costs of any maintenance and repair required to be performed by Lessor at its own expense under Paragraph 6.01 of this Lease. The proportionate share of Operating Expenses to be paid by Lessee shall be a percentage of the Operating Expenses based upon the proportion that the square footage of the Premises bears to the total square footage of the

Project (such figure referred to as "Lessee's Operating Expense Percentage). Lessor shall estimate the total amount of Operating Expenses to be paid by Lessee during each calendar year and promptly after the beginning of each calendar year or partial calendar year during the term and Lessee shall pay to Lessor one-twelfth (1/12) of such sum on the first day of each calendar month during each such calendar year, or part thereof, during the Tenn. Lessor shall submit to Lessee a statement of the actual amount of Operating Expenses for such calendar year, and within thirty (30) days after receipt of such statement; Lessee shall pay any deficiency between the actual amount owed and the estimates paid during such calendar year, or in the event of overpayment, Lessor shall, at Lessor's option, credit the amount of such overpayment toward the next installment of Operating Expenses, or refund the amount of such overpayment to Lessee. If the Rental Commencement Date of the Base Tenn shall fall on other than the first day of the calendar year, or if the Expiration Date shall fall on other than the last day of the calendar year, Lessee's share of the Operating Expenses for such calendar year hall be apportioned pro rata.

      b. Real Estate Taxes. As additional Rent, Lessee shall pay its proportionate part of any ad valorem taxes assessed and allocable to the real estate and improvements of which the Demised Premises form a part. The Lessee's proportionate part of the ad valorem taxes shall be a fraction, the numerator of which is the number of square feet of floor area in the Premises herein described and the denominator of which is the total number of square feet in the Buildings which are existing on the tax parcel of which the Premises is a part. Lessor shall provide evidence of such ad valorem taxes to the Lessee and the additional rent shall be paid upon thirty (30) days written notice to Lessee of the amount due or at Lessor's option the additional rent due hereunder shall be estimated and paid in advance in equal monthly installments on the first day of each calendar month and adjusted within sixty (60) days after the close of each calendar year. If the Rental Commencement Date of this Lease sh 11 begin on and/or terminate at a time other than the beginning (or ending as the case may be) of a tax year, a proper apportionment of said real estate taxes for the year shall be made to cover the fraction of a year included within the term of this Lease. In addition, should the Lessee conduct any manufacturing activities in or from the Leased Premises which will cause the Leased Premises to be classified and taxed by the South Carolina Tax Commission for property tax purposes at a ten and one half percent assessment ratio, the Lessee will pay the amount of such increase in tax on the entire building in which the demised premises is located.

      c. Total Estimated Operating Expenses. The total estimated Operating Expenses (including taxes, insurance, and common area maintenance charges) for the Premises for the first year are Seventy Cents ($0.70) per square foot within the Premises.

      d. Additional Rent for Additional Parking Spaces. Lessee agrees to pay during the Initial Term of this Lease additional rent equal to Sixteen and 3/4 Cents ($0.1645) per square foot within the Premises to reimburse Lessor for the cost of thirty three (33) additional parking spaces. Said rent shall be due and payable in the same manner and upon the same terms and conditions as the Minimum Annual Rent reserved hereunder.

      e. Other Additional Rent Provisions. Any amounts required to be paid by lessee under this Paragraph 2.02 and any charges or expenses incurred by Lessor on behalf of Lessee

(including any construction costs incurred by Lessor beyond the Lessee Improvement Allowance and amortized over the Lease Term) shall be considered "Additional Rent" payable in the same manner and upon the same terms and conditions as the Base Rent reserved hereunder. Any failure on the part of Lessee to pay such Additional Rent when and as the same shall become due shall entitled Lessor to the remedies available to it for nonpayment of Minimum Annual Rent. Lessee's obligations for payment of Additional Rent shall begin to accrue on the Rental Commencement Date. As used in this Lease, the term "Rent" shall include Base Rent and Additional rent, except as otherwise expressly provided to the contrary.

      Lessor reserves the right at any time to separate the Project, consisting of several buildings, into separate tax parcels. Upon separation into parcels, Additional Rent for the Project to date shall be allocated to each parcel according to the respective square footage of improvements for each building as a percentage of the total building square footage in the Project. Subsequently, the total square footage of only Building m shall be used to calculate Lessee's pro rate share of Additional Rent.

2.3 Summary of Total Estimated Payments for Year 1. As summary of the first year's total annual payments as shown on Exhibit 4, attached hereto.

2.4 Late Payments. If Lessee shall not have paid Rent and Additional Rent within fifteen (15) days of the due date, Lessee shall pay a late penalty equal to eight percent (8%) per annum of the late payment. Acceptance by Lessor of any payment from Lessee hereunder in an amount less than that which is currently due shall in no way affect Lessor's rights under this Lease and shall not constitute an accord and satisfaction.

                                   ARTICLE III
                             PERSONAL PROPERTY TAXES

      Lessee shall pay any taxes, documentary stamps or assessments of any nature imposed or assessed upon Lessee's occupancy of the premises or upon Lessee's furniture, furnishings, trade fixtures, equipment, machinery, inventory, merchandise or other personal property located on the Premises and owned by or in the custody of Lessee promptly as all such taxes or assessments may become due and payable without any delinquency. If applicable in the jurisdiction where the Premises are located, Lessee shall pay and be liable for all rental tax (only to the extent such rental tax is levied in lieu of ad valorem property taxes against the Premises), sales, use and inventory taxes or other similar taxes, if any, levied or imposed by any city, state, county or other governmental body having authority, such payments to be in addition to all other payments required to be paid by Lessor by Lessee under the terms of this Lease. Such payment shall be made by Lessee directly to such governmental body if billed to Lessee, or if billed to Lessor, such payment shall be paid concurrently with the payment of the Base Rent, Additional rent, or such other charge upon which the tax is based, all as set forth herein. Notwithstanding the foregoing, Lessee shall have the right, at its sole cost and expense, to contest such taxes, and upon contesting the amount of such taxes, Lessee shall deposit the amount of such taxes into an escrow account reasonably acceptable to Lessor.

                                   ARTICLE IV
                                    INSURANCE

4.1 Lessee's Required Insurance Coverage. Lessee covenants and agrees that from and after the date of occupancy by the Lessee, Lessee will carry and maintain, at its sole cost and expense, the insurance required under Paragraph 4.01(a) and 4.01(b) below. All such policies of the insurance shall be issued inform acceptable to Lessor by insurance companies with a rating of not less than "A", if available, in the most current available "Best's Insurance Reports" 7 and licensed to do business in the state in which the Building is located. The insurance which Lessee is required to maintain is as follows:

      a. Liability insurance in the Commercial General Liability form (or reasonable equivalent thereto) covering the Premises and Lessee's use thereof against claims for personal injury or death, property damage and product liability occurring upon, in or about the Premises, such insurance to be written on an occurrence basis (not a claims made basis), to be in combined single limits amounts not less than $1,000,000.00 and to have general aggregate limits of not less than $1,000,000.00 for each policy year. The insurance coverage required under this Paragraph 4.01(a) shall, in addition, extend to any liability of Lessee arising out of the indemnities provided for in Article 5 and, if necessary, the policy shall contain a contractual endorsement to that effect. The general aggregate limits under the Commercial General Liability insurance policy or policies must apply separately to the Premises and to Lessee's use thereof (and not to any other location or use of Lessee) and such policy shall contain an endorsement to that effect. Notwithstanding the foregoing, Lessee shall have the right to carry the liability insurance provided above in the form of a blanket insurance policy, covering additional items or locations or insureds, provided, however, that: (i) Lessor, and any other parties in interest designated by Lessor to Lessee, from time to time, shall be named as additional insureds thereunder as its interests may appear, 0li) the coverage afforded Lessor and such o&er parties designated by Lessor will not be reduced or diminished by reason of use of such blanket policy of insurance; and
(iii) any such policy shall provide, at a minimum, for the minimum liability limitations hereinabove provided in this Article 4 with respect to Lessee's interests in and to the Premises and the Project.

      b. Insurance covering all of Lessee's leasehold improvements, heating, trade fixtures, merchandise and personal property from time to time in, on or upon &e Premises, in an amount not less than one hundred percent (100%) of their full replacement value from time to time during the Term, providing protection against perils included within the standard form of "all risks" fire and casualty insurance policy, together with insurance against sprinkler form of "all risks" fire and casualty insurance policy, together with insurance against sprinkler damage, vandalism and malicious mischief.

4.2 Policy Requirements. Each of Lessee's insurance policies required above shall: (i) name Lessor, as well as any mortgagee or ground lessor of Lessor, as an additional named insured; (ii) provide that a certificate evidencing such insurance shall be delivered to Lessor prior to possession of the Premises by Lessee and thereafter within thirty (30) days prior to the expiration of each such policy, and, as often as any such policy shall expire or terminate; (iii) contain a provision that the insurer will give to Lessor and such other parties in interest at least thirty
(30) days notice in writing in advance of any material change, cancellation, termination or lapse, or the effective date of any reduction in the amounts of insurance; and (iv) be written as a primary policy which does not contribute to and is not in excess of coverage which Lessor may carry. Notwithstanding the provisions of subparagraph (iii) of the preceding sentence, Lessee shall be responsible for providing Lessor with at least twenty five (25) days notice in advance of any material change, cancellation, termination or lapse, or the effective date of any reduction in the amount of insurance.

4.3 Waiver of Subrogation. Lessor and Lessee hereby mutually waive the rights each may have against the other of recovery for or arising out of any loss or damage occasioned to the Premises, its contents or to its portions of the Building, arising from any risk covered by all insurance coverage required to be maintained hereunder, and to the extent of recovery under valid and collectible policies of such insurance, provided that such waiver does not invalidate such policies or prohibit recovery thereunder. The waiver as herein provided shall be clearly reflected in all policies required hereunder or by endorsement, rider or amendment, as appropriate.

4.4 Lessor's Required Insurance Coverage. Lessor shall maintain and pay for fire insurance with extended coverage, covering the Building and improvements, including the Premises, in an amount not less than the amount equal to the full replacement cost thereof; provided, however, such coverage shall not include any furniture, furnishings, trade fixtures, equipment, machinery, inventory, merchandise or any other personal property of Lessee in the Premises. Lessor shall also maintain commercial general liability insurance covering the Building having general aggregate limits of not less than $1,000,000.00.

                                    ARTICLE V
                                 INDEMNIFICATION

      Lessee shall defend, indemnify and hold harmless the Lessor from and against any and all claims, losses, liabilities, causes of action, damages, or expenses, whether due to damage to the Premises, claims for injuries to persons or property, or administration or criminal action by a governmental authority, where such claims arise out of or from or related to the use or occupancy of the Premises by Lessee, its agents, employees, invitee, visitors, customers, or licensees, including costs and attorney fees incurred by Lessor to defend itself against any such claims, damages or expenses.

      Lessor shall not be liable to Lessee for any damages, losses or injuries to the persons or property of Lessee which may be caused by the acts, neglect, omissions or faults of any persons, firms or corporations, except when such injury, loss or damage results from the sole negligence or willful misconduct of Lessor, his agents or employees. All personal property placed or moved into the Premises or Building shall be at the risk of Lessee or the owner thereof, and lessor shall not be liable to lessee for any damage to said personal property. Lessee shall maintain at all times during the Term of this Lease or and extensions an insurance policy or policies in any amount or amounts sufficient to indemnify Lessor or pay Lessor's damages, if any, resulting rom any matters set forth hereinbefore.

      In case Lessor shall be made a party to any litigation commenced against Lessee, then Lessee shall protect and hold Lessor harmless and shall promptly pay all costs, expenses and reasonable attorney's fees incurred or paid by Lessor in connection with such litigation.

                                   ARTICLE VI
                             MAINTENANCE AND REPAIRS

6.1 Repairs by Lessor. During the Term of the Lease, Lessor shall be responsible for repairs, replacement and maintenance to the roof, exterior walls, structural portions, approved sign age and foundation of the Premises. If the cause of such repair or replacements is the result of the negligence, misconduct or intentional acts or omissions of Lessee, its employees or agents, and the expense of such repairs or replacements are not fully covered and paid by Lessor's insurance, then Lessee shall pay Lessor the full amount of expenses not covered. Lessor's duty to maintain, repair and replace as prescribed in this Paragraph 6.01 shall be Lessee's sole remedy and shall be in lieu of all other warranties or guaranties of Lessor, express or implied, except to the extent any damage to Lessee's property is a result of Lessor's negligent failure to repair, replace or maintain as expressly required under this Paragraph 6.01.

6.2 Repairs by Lessee. Lessee shall be responsible for the repair, replacement and maintenance in good order and con&lion of all parts and components of the Premises other than those specified for maintenance by Lessor above, including, without limitation, the plumbing, wiring, electrical systems, heating systems, air conditioning systems, glass and plate glass, equipment and machinery constituting fixtures, unless such repairs or replacements are required solely as a result of the negligence or willful misconduct of Lessor, its employees, invitees or licensees or by fire, storm or any other casualty covered by the insurance policies Lessor is required to maintain and such repairs or replacements are not fully covered and paid by Lessee's insurance, then Lessee shall pay the Lessor the full amount of expenses not covered. Lessee's duty to maintain the heating and air conditioning systems shall specifically include the duty to enter into and maintain at Lessee's sole expense during the entire Term of this Lease a contract for the routine and periodic maintenance and regular inspection of such heating and air conditioning systems, the replacement of filters as recommended and the performance of other recommended periodic servicing in accordance with applicable manufacturer's standards and recommendations. Lessee shall provide Lessor a copy of said HVAC maintenance contract within thirty (30) days of occupancy and upon each renewal of said maintenance agreement. Such contract shall (i) be with a reputable contractor reasonably satisfactory to Lessor, (ii) satisfy the requirements for routine and periodic maintenance, if any, necessary to keep all applicable manufacturer's warranties in full force and effect; and (iii) provide that in the event this Lease expires or is earlier terminated for any reason whatsoever that said contract shall be immediately terminable by Lessor or Lessee without any cost, expense or other liability on part of Lessor. In the event Lessee fails to perform its obligations under this paragraph in a prompt manner, Lessor shall give Lessee ten (10) days' prior written notice to perform such obligations, and thereafter, if Lessee fails to perform such obligations within said ten (10) day period, or if the performance of such obligations will take more than ten (10) days to complete, and Lessee fails to commence performance of such obligations within ten (10) days of Lessor's written notice or if Lessee fails to promptly and diligently pursue the performance of such obligation until completion, Lessor shall have the right to perform such obligations on behalf of Lessee, in which event the cost of such performance, together with a service charge equal to fifteen percent (15%) of such cost, shall be due and payable by Lessee to Lessor immediately upon demand as Additional Rent hereunder.

                                   ARTICLE VII
                             UTILITIES AND SERVICES

      As of the Rental Commencement Date, the Premises will be separately metered for utilities. Except as expressly set forth in this Lease, Lessee shall pay for all utilities or services related to its use of the Premises including, but not limited to, electricity, gas, heat, water, sewer, telephone and janitorial services, together with all deposits and fees in connection therewith. If Lessee fails to pay any utility bills or charges, Lessor may, at its option, upon reasonable notice to Lessee pay the same and in such event, the amount of such payment, together with interest thereon at eighteen percent (18%) from the date of such payment by Lessor, will be added to Lessee's next due rental payment. Lessor shall not be responsible for the stoppage of interruption of utilities services nor shall Lessor be liable to Lessee or any other person for any damage occasioned by failure in any utility system or by the bursting or leaking of any vessel or pipe in or about the Premises (except to the extent of liability or casualty insurance proceeds actually recovered by Lessor on account of Lessor), or for any damage occasioned by water coming into the Premises arising from the acts or neglects of occupants of adjacent property to the Premises, unless the same is caused by the negligence or willful misconduct of Lessor.

                                  ARTICLE VIII
                                 USE OF PREMISES

      Lessee shall use the Premises only for the operation of corporate offices including office space, showroom, warehousing and distribution purposes and all use of the Premises shall comply with all laws, ordinances, orders, rules and regulations (including without limitation, the zoning classifications existing as of the Rental Commencement Date) of any lawful governmental authority, agency or other public or private regulatory authority having jurisdiction over the Premises. Without limiting the generality of the above provision, the Premises shall not be used for the treatment, storage, use or disposal of toxic or hazardous waste or substances, or any other substance, that is prohibited, limited or regulated by any governmental or quasigovernmental authority. Notwithstanding the foregoing, Lessee shall have the right to use ordinary cleaning supplies and solvents in the ordinary course of business. Lessee shall save Lessor harmless from any penalties, fines, costs expenses or damages resulting from failure so to comply. Lessee or Lessor shall not do any act or follow any practice relating to the Premises which shall constitute a nuisance or detract in any way from the reputation of the Project as a first class office/warehouse development. Lessee's duties in this regard shall include making arrangements at Lessee's expense for the proper storage and timely disposition of garbage and refuse, and allowing no noxious of offensive odors, fumes, gases, smoke, dust, steam or vapors, or any loud or disturbing noise or vibrations to originate in or emit from the Premises. Lessee shall save Lessor harmless from any claims, liabilities, penalties, fines, costs, expenses or damages resulting from the failure of Lessee to comply with the provisions of this Article 8.

                                   ARTICLE IX
                          ALTERATIONS AND IMPROVEMENTS

9.1 Lessor's Alterations. It is further agreed that this Lease is made by the Lessor and accepted by the Lessee with the distinct understanding and agreement that the Lessor shall have the right and privilege to make and build additions to the Building of which the Premises are a part, and make such alterations and repairs to said Buildings it may deem wise and advisable and construct new buildings on the Premises without any liability to the Lessee therefor.

9.2 Lessor's Consent Required. Lessee shall not make or permit structural changes, alterations, additions or improvements to the Premises, ("Lessee Alteration") without first obtaining the prior written consent of Lessor, which consent shall not be unreasonably withheld or delayed. Lessee shall not make any structural changes. If Lessor fails to reject any requested Lessee Alteration within twenty (20) days after Lessor's receipt of written detailed and final plans, specifications or drawings depicting the desired Lessee alteration, such requested Lessee Alteration shall be deemed approved in accordance with the plans, specifications or drawings submitted by Lessee. Further, Lessor shall have the right to approve the general contractor to be used by Lessee in connection with such work, which approval shall not be unreasonably withheld or delayed. Lessee shall deliver to Lessor a copy of all plans for nonstructural work and shall comply with the requirements of Paragraphs 9.03 and 9.05.

9.3 Requirements. In the event Lessee desires to make any Lessee Alteration, Lessee shall prior to the commencement thereof, furnish Lessor with an original Builder's Risk policy of insurance in form and amount of coverage reasonably acceptable to Lessor, showing Lessee as named insured and Lessor as loss payee and additional Insured. All Lessee Alteration in accordance with all legal requirements applicable thereto and in a good and workmanlike manner with first class materials.

9.4 Lessor's Property on Expiration. All Lessee Alterations, including, but not limited to, all walls, railings, carpeting, floor and wall coverings and other permanent real estate fixtures (excluding, however, Lessee's trade fixtures and equipment) made by, for, or at the direction of Lessee, shall when made, become the property of Lessor and shall remain upon the Premises at the expiration or earlier termination of this Lease; provided, however, that if Lessor at the time of giving its approval to any Lessee Alteration notifies Lessee that approval is conditioned upon restoration, then prior to the expiration of the Term of this Lease, Lessee shall, at its sole cost and expenses, remove such Lessee Alterations and restore the Premises to its condition prior to the making of such Lessee Alteration.

9.5 Protection Against Liens. In the event Lessee shall undertake any improvements following the Occupancy Date, Lessee shall post a large and conspicuous notice that the Lessor is not responsible for the materials and labor so furnished to the Lessee and shall otherwise comply with the provisions of Section 29-5-80, Code of Laws of South Carolina, 1976, as amended to protect the

Lessor from liability for any mechanic liens which may result from the Lessee's work. In the event that a lien is filed against the Premises or the Lessor's property as a result of labor or material supplied to the Premises, the Lessee agrees to within thirty (30) days either obtain the release of such mechanic lien or to discharge same by posting a bond with the Greenville County Clerk of Court in accordance with applicable provisions of the South Carolina Code of Laws. In the event that the Lessee shall fail to discharge such lien within such period of time, the Lessor shall have the right to either discharge or bond such lien and Lessee shall immediately reimburse Lessor for all costs and expenses relating thereto. In all events, the Lessee shall be responsible for a11 expenses incurred by the Lessor as a result of the filing of a mechanic's lien against the Premises, including reasonable attorney fees and expenses.

                                    ARTICLE X
                          TRADE FIXTURES AND EQUIPMENT

      Any trade fixtures or equipment installed by Lessee in the Premises at Lessee's expense shall remain Lessee's personal property and Lessee shall have the right at any time during the Term of this Lease to remove such fixtures or equipment. Upon removal of any fixtures or equipment, Lessee shall immediately restore the Premises to substantially the same condition as they were then received by Lessee, ordinary wear and tear and acts of God alone excepted. Upon termination of this Lease, provided that Lessee is not then in default hereunder, Lessee shall prior to such termination remove any of Lessee's trade fixtures and equipment from the Premises and repair all damage to the premises caused by such removal. If Lessee fails to remove such fixtures or equipment after the expiration or effective termination date of this Lease and if Lessor shall have provided Lessee with access to the Premises for purposes of such removal, Lessor may complete the removal of such items and all reasonable sums thereby incurred by Lessor shall be the responsibility of Lessee.

                                   ARTICLE XI
                         LESSOR'S RESERVATION OF RIGHTS

11.1 Name, Signs, Keys and Common Areas. Lessor reserves the right to change the name or address of the Project; to install and maintain a sign or signs on the exterior of the Project, but not in such a manner as to obscure any identification sign which Lessee may have installed, to hold passkeys to the Premises that are to be maintained and held in a secure capacity for use only by Lessor's property manager, any offices of Lessor, or any other party authorized by Lessor of whom Lessee has received prior notice and to whom Lessee has not objected; to grant to other tenants of the Project a nonexclusive, revocable license to use and occupy, in common with Lessor and Lessee, the common areas of the Project, parking facilities, paved areas and drives, landscaping and such other common facilities as may be designated from time to time by Lessor; and to designate certain portions of such common areas of the Project adjacent to Premises leased to individual tenants as being for the exclusive use of that tenant.

                                   ARTICLE XII
                        DAMAGE OR DESTRUCTION OF PREMISES

      In the event of total or partial destruction of the Premises by fire or other casualty insured by Lessor, Lessor agrees to promptly restore and repair the Premises at Lessor's expense to the extent Lessor receives insurance proceeds therefor, provided however, that in the event the Premises are (i) so destroyed that they cannot be repaired or rebuilt within one hundred eighty
(180) days after the commencement of such repair or rebuilding; or (ii) destroyed by a casualty which is not covered by Lessor's insurance, or if such casualty is covered by Lessor's insurance but a mortgagee of Lessor or other party entitled to insurance proceeds fails to make such proceeds available to Lessor in an amount sufficient for restoration of the Premises (provided, however, that Lessor agrees to make a good faith effort to have such mortgagee make such proceeds available for full restoration or rebuilding), then, either Lessor or Lessee may terminate and cancel this Lease effective as of the sixtieth (60th) day after such casualty by giving written notice to the other party within sixty (60) days of the date of such casualty. Upon the effective date of such termination, all further obligations hereunder shall thereupon cease. If no such notice is given, Lessor shall make such repair or restoration of the Premises promptly and in such manner as not to unreasonably interfere with Lessee's use and occupancy of the Premises. Any proceeds from the fire and extended coverage insurance policies not utilized by Lessor in restoring or repairing the Premises shall become the sole property of Lessor. Rent shall proportionately abate during the time that the Premises or any part thereof are unusable by reason of such damage thereto. Except as provided herein, damage to or destruction of all or any portion of the Premises by fire or by any other cause shall not terminate this Lease, nor entitle Lessee to surrender the Premises nor in any way affect Lessee's obligation to pay the Rent and other sums payable hereunder.

                                  ARTICLE XIII
                                  CONDEMNATION

      If all of the Premises or the Project is taken or condemned for a public or quasi-public use, or if a material portion of the Premises is taken or condemned for a public or quasi-public use and the remaining portion thereof is not usable by Lessee, in the sole judgment of Lessee, this Lease shall terminate as of the earlier of the date title to the condemned real estate vests in the condemnor or the date on which Lessee is deprived of possession of the Premises. In such event, the Base Rent herein reserved and all Additional Rent and other sums payable hereunder shall be apportioned and paid in full by Lessee to Lessor to that date, all Rent and other sums payable hereunder prepaid for periods beyond that date shall forthwith be repaid by Lessor to Lessee, and neither party shall thereafter have any liability hereunder, except that any obligation or liability of either party, actual or contingent, under this Lease which has accrued on or prior to such termination date shall survive. If only part of the Premises is taken or condemned for a public or quasi-public use, including the Designated Parking Spaces and this Lease does not terminate as provided above, Lessor to the extent of the award it receives, shall restore the Premises to a condition and to a size as nearly comparable as reasonably possible to the condition and size thereof immediately prior to the taking, and there shall be an equitable abatement of the Rent according to the value of the Premises before and after the taking. Pending such determination, if Lessee is entitled to a refund because of an overpayment of Rent, Lessor shall make the same promptly, or in lieu thereof credit the amount thereof to future installments of Rent as they become due at Lessee's option. Lessor shall be entitled to receive the entire award in any proceeding with respect to any taking, without deduction therefrom for any estate vested in Lessee by this Lease, and Lessee shall receive no part of such award. Nothing herein contained shall be deemed to prohibit Lessee from making a separate claim, against the condemnor, to the extent permitted by law, for the value of Lessee's leasehold interests, moveable trade fixtures, machinery and moving expenses.

                                   ARTICLE XIV
                               GOVERNMENTAL ORDERS

14.1 Lessor's Compliance with Laws. Except to the extent affected by Lessee's particular use of the Premises, Lessor shall be responsible for compliance, at Lessor's sole cost and expense with all statutes, rules, ordinances, orders, codes and regulations, and legal requirements and standards issued thereunder, as the same may be enacted and amended from time to time and as apply to the Building and common areas.

      Except to the extent affected by Lessee's particular use of the Premises (as opposed to mere use of the Premises for general office purposes) Lessor shall be responsible for the compliance of the common area facilities with applicable Laws relating to architectural barriers to the disabled, specifically including but not limited to the Americans with Disabilities Act (ADA). Lessor hereby agrees to indemnify, defend and hold Lessee harmless from any and all loss, costs, liability or expense, including without limitation reasonable attorney fees, resulting from Lessor's failure to comply with all Laws relating to the Premises, the Building, the Land and condition of the common area facilities.

14.2 Lessee's Compliance with Laws. Lessee shall be responsible for compliance with all the Laws which are applicable to Lessee's particular use and manner of use of the Premises and the Common Area Facilities.

      In the event that Lessee's particular use of the Premises and the common area facilities violates any provision of the Laws, including but not limited to the ADA, Lessee shall bear all expense, cost and liability for compliance with such Laws. Lessee hereby agrees to indemnify, defend and hold Lessor harmless from any and all loss, cost, liability or expense, including without limitation reasonable attorney fees, resulting from Lessee's failure to comply with all the Laws relating to its particular use and manner of use of the Premises and the common area facilities.

                                   ARTICLE XV
                           LESSOR'S ACCESS TO PREMISES

      Lessor's property manager and Lessor's officers and authorized employees, or any other party authorized by Lessor of whom Lessee has received prior notice shall have the right to enter the Premises at all reasonable times and upon reasonable notice for the purpose of making repairs, making connections, making inspections, installing utilities, providing services to the Premises or for any other tenant, making connections, installing utilities, providing services to the Premises or for any other tenant. In the event Lessee shall not have given Lessor notice that it elects to extend the term of this lease, Lessor shall have the right, during the last ninety (90) days of the then-current lease term, to enter the Premises, following reasonable notice, for the purpose of showing the same to prospective tenants. Provided that it shall not interfere with Lessee's use of the Premises, Lessor shall have the right to enter the Premises at reasonable time(s) to access, inspect and maintain pipes, conduits and/or duct work which pass through walls of the Premises, below the floor of the Premises and above the ceiling of the Premises and which are for the benefit of other tenants of the Building.

                                   ARTICLE XVI
                            ASSIGNMENT AND SUBLETTING

      Lessee shall not assign, sublet, mortgage, pledge or encumber this Lease, the Premises, or any interest in the whole or in any portion thereof, without the prior written consent of Lessor, in its sole discretion. If Lessee makes any assignment, mortgage, sublease or pledge of this Lease or the Premises, Lessee u ill still remain liable for the performance of all terms of this Lease and any rental or any fees or charges received by Lessee in excess of the Rent payable to Lessor hereunder shall be also paid to Lessor as Additional Rent under this Lease.

                                  ARTICLE XVII
                                  HOLDING OVER

      Lessee agrees to surrender to Lessor, at the end of the Term of this Lease and/or upon any cancellation of the Lease, said Premises in as good condition as said Premises was at the beginning of the Term of this Lease, ordinary wear and tear, and damage by fire or other casualty not caused by Lessee's negligence, excepted. Lessee agrees that if Lessee does not surrender said Premises to Lessor at the end of the Term of this Lease, Lessee's occupancy shall be from month-to-month and Lessee will pay to Lessor 150% the amount of the then-current rental for each month or portion thereof that Lessee holds over plus all damages the Lessor may suffer on account of Lessee's failure to so surrender to Lessor possession of said Premises, and will indemnify and save Lessor harmless from and against all claims made by any succeeding Lessee of said Premises against Lessor on account of delay of Lessor in delivering possession of said Premises to said succeeding Lessee so far as such delay i occasioned by failure of Lessee to so surrender said Premises in accordance herewith or otherwise.

      No receipt of money by Lessor from Lessee after termination of this Lease or the service of any notice of commencement of any suit or final judgment for possession shall reinstate, continue or extend the Term of this Lease or affect any such notice, demand, suit or judgment.

      No agreement to accept a surrender of the Premises shall be valid unless made in writing and subscribed by a duly authorized officer of agent of Lessor.

                                  ARTICLE XVIII
                           COVENANT OF QUIET ENJOYMENT

      Lessor represents that it has full right and authority to lease the Premises and that Lessee shall peacefully and quietly hold and enjoy the Premises for the full term hereof so long as it does not default in the performance of any of the terms hereof.

                                   ARTICLE XIX
                              ENVIRONMENTAL MATTERS

      Lessee shall not use, store, release, dispose of or generate any Hazardous Materials in, or about the property or the premises. Furthermore, Lessee shall indemnify and hold Lessor harmless from and against any and all claims, liabilities, and costs, (including reasonable attorney's fees) arising from the use of the property by the Lessee which is caused by the use, storage, release, disposal, or generation by Lessee or its agents, employees, contractors, or invitees of any Hazardous Materials (as hereinafter defined) in, on, or about the Property or the Premises.

      Lessor shall indemnity and hold Lessee harmless for any loss, claim, injury or damage, whether direct or consequential, arising out of, or in any way related to, any adverse environmental condition now existing or hereafter created or, discovered on or about the Premises or the Building, which condition was created or contributed to by Lessor, its predecessors, agents, employees or invitees. "Adverse environmental condition" shall mean any use, storage, release, disposal or generation of any Hazardous Material.

      If the Lessee shall become aware of, or have reasonable cause to believe, that any Hazardous Materials have come to be located on or beneath the Premises or Property, the Lessee shall give written notice of such condition to the Lessor. In addition, the Lessee shall immediately notify the Lessor in writing of: (i) any governmental or regulatory action instituted or threatened relating to any Hazardous Materials on or about the Premises; (ii) any claim made or threatened by any person relating to any Hazardous Materials that have come to be located on or about the Premises or the Property; (iii) any reports made to any local, state or federal environmental agency arising out of or in connection with any Hazardous Materials on or about the Premises or the Property, including any complaints, notices, warnings, or asserted violations in connection therewith, of which the party becomes aware; and (iv) any presence, use or disposal of any Hazardous Materials on or about the Premises, even if such activities are in full compliance of applicable regulations and laws.

      As used in this Agreement, the term "Hazardous Materials. means any substance, material, or waste now or hereafter determined by any federal, state or local governmental authority to be capable of posing a risk of injury to health, safety, or property.

                                   ARTICLE XX
                                     PARKING

      The Lessee, its employees, visitors and guests are authorized to make reasonable use of the parking facilities which form part of the Project, subject to posted rules and regulations 'end at the sole risk of each driver and user of said facility. Lessee shall cooperate with the Lessor in limiting the use of said parking facility by Lessee, its employees, guests and visitors to the approximate proportionate share in relationship to the Demised premises. The parking facility shall not be used for the storage of abandoned or defective vehicles or for any other purpose except transient parking. Lessor may designate parking spaces to be used by Lessee and other tenants of the Project and their employees, guests, invitees and Lessor may designate certain areas for parking of certain vehicles and for parking of vehicles overnight. Lessor shall designate two hundred seven (207) parking spaces as shown on Exhibit _ for the sole use of Lessee, its employees, guests, agents and invitees (the "Designated Parking Spaces") and shall indicate, by appropriate markings, each individual space which is to be a Designate a Parking Space.

                                   ARTICLE XXI
                          SUBORDINATION AND ATTORNMENT

      This Lease is subject and subordinate to any and all deeds to secure debt, mortgages, deeds of trust or other security instruments (.Security Instruments.) now or hereafter placed on the property of which the Premises are a part, and this clause shall be self operative without any further instrument necessary to effect such subordination; however, if requested by Lessor, Lessee shall promptly execute and deliver within ten (10) days to Lessor any such certificate or certificates requested by holders of security instrument evidencing subordination of this Lease to or the assignment of this Lease as additional security for such mortgages or deeds of trust. Provided, however, in each case the holder of any Security Instrument shall agree that this Lease shall not be divested by foreclosure or other default proceedings thereunder go long as no Event of Default by Lessee shall then be subsisting under the terms of this Lease beyond the applicable cure period specified in this Lease and that such holder or acquirer shall be bound hereby and responsible to perform all obligations of Lessor under this Lease. Provided such holder or acquirer shall so agree as provided in the preceding sentence, Lessee shall continue its obligations under this Lease in full force and effect notwithstanding any such default proceedings under a Security Instrument and shall attorn to the mortgagee, trustee or beneficiary of such Security Instrument, and their successors or assigns, and to the transferee under any foreclosure or default proceedings. Lessee will, upon request by Lessor, execute and deliver to Lessor or to any other person designated by Lessor, any instrument or instruments in form and content reasonably acceptable to Lessee evidencing its agreement to so attorn and perform under this Lease.

                                  ARTICLE XXII
                              LIABILITY FOR DAMAGE

      The Lessor shall not be liable for any damage done or occasioned b or from the electrical system, the heating or cooling system, the plumbing and sewer Systems; nor for damage occasioned by water, snow or ice being upon or coming through the roof, trap door, walls, windows, doors or otherwise, in, upon or about the Premises or the business Center of which the Premises are a part, nor for any damage arising from acts of negligence of co-lessees or other occupants of the Business Center. The Lessor shall not be liable for any damage occasioned by reason of the constructions of the Premises or for failure to keep the Premises in repair, unless the Lessor is obligated to make such repairs under the terms hereof and unless, notice of the need for repairs has been given the Lessor, a reasonable time has elapsed and the Lessor has failed 'to make such repairs, in any event the Lessor shall not be liable for any damage to the Lessee's stock-in-trade, trade fixtures, furniture, furnishings, floor and wall coverings, ceiling-hung chandeliers and other adornments, special equipment and all other items of personal property of the Lessee resulting from fire or other hazards, unless occasioned by action or inaction of the Lessor, and the Lessee hereby releases the Lessor from' all liability for such damage. The Lessee agrees to procure a waiver of subrogation endorsement' from its insurer, so long as the same shall not' void any insurance policy of the Lessee, and to furnish evidence of such waiver to the Lessor upon request.

                                  ARTICLE XXIII
                              ESTOPPEL CERTIFICATE

      Within ten (10) days after a request by Lessor or any mortgagee or ground lessor of Lessor, Lessee shall deliver a written estoppel certificate, in form supplied by or acceptable to Lessor, certifying any facts that are then true with respect to this Lease, including, but not limited to, that this Lease is in full force and effect, that no default exists on the part of Lessor or Lessee, that Lessee is in possession, that Lessee has commenced the payment of Rent, and that there are no defenses or offsets claimed by Lessee with respect to payment of Rent under this Lease or, if such defense or offsets exist, setting forth the same. Likewise, within ten (10) business days after a request by Lessee, Lessor shall deliver to Lessee a similar estoppel certificate covering such matters as are reasonably required by Lessee.

                                  ARTICLE XXIV
                                  FORCE MAJEURE

      In the event Lessor or Lessee shall be delayed, hindered or prevented from the performance of any act required hereunder, by reason of governmental restrictions, scarcity of labor or materials, strikes, fire, or any other reasons beyond their control, the performance of such act shall be excused for the period of delay, and the period for performance of any such act shall be extended as necessary to complete performance after the delay period. However, the provisions of this Article 26 shall in no way be applicable to the obligations of Lessee or Lessor to pay, repay or reimburse any sums, monies, costs, charges or expenses owing from one to the other under this Lease, including without limitation, Lessee's obligations to pay Rent hereunder.

                                   ARTICLE XXV
                                 LESSEE DEFAULT

25.1 Events of Default. The occurrence of any of the following events shall constitute a default under this Lease:

      a. Lessee fails to pay any installment of rent when such installment is due, and fails to cure such delinquency within fifteen (15) days after receipt of written notice thereof from Lessor; or

      b. Lessee fails to pay any additional item or any other charge or sum required to be paid by Lessee hereunder within thirty (30) days after actual receipt of written notice thereof by Lessee from Lessor; or

      c. Lessee fails to perform or commence in good faith and proceed with reasonable diligence to perform any of its covenants under this Lease within thirty (30) days after actual receipt of written notice thereof by Lessee from Lessor.

      d. Lessee shall become bankrupt or insolvent or file any debtor proceedings, or file pursuant to any statute or petition in bankruptcy or insolvency or for reorganization, or file a petition for the appointment of a receiver or trustee for all or substantially all of its assets, and such petition or appointment shall not have been set aside within sixty (60) days from the date of such petition or appointment, or if such party makes an assignment for the benefit of creditors, or petitions for or enters into such an arrangement.

      e. Lessee vacates the Premises at any time or fails to occupy within thirty (30) days of the date for occupying as set forth herein.

25.2 Lessor's Remedies. In the event Lessee is in default pursuant to the conditions set forth in Paragraph 26.1 above, Lessor, during the continuation of such default, shall have the option of pursuing either of the following remedies:

      a. Lessor may terminate this Lease, in which event Lessee immediately shall surrender possession of the demised premises. All obligations of Lessee under the Lease, including Lessee's obligation to pay rent under the Lease, shall cease upon the date of termination except for Lessee's obligation to pay rent due and outstanding as of the date of termination.

      b. Lessor, without terminating the Lease, may require Lessee to remove all property from the demised premises within thirty (30) days so that the Lessor may re-enter and relet the premises to minimize Lessor's damages. In the event Lessee shall fail to remove all property within thirty (30) days after said demand, Lessor shall be entitled to remove Lessee's property to a storage facility, and all reasonable costs of such removal and storage shall be deemed additional rent under the Lease for which Lessee is responsible for payment. Lessor may enforce all of its rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder, provided that Lessor shall have an affirmative obligation to use Lessor's best efforts to re-let the demised premises and to mitigate its damages under the Lease.

      c. Lessor may accelerate and declare the entire remaining unpaid rent for the balance of this Lease to be immediately due and payable forthwith and may, at once, take legal action to recover and collect the same, such amount being discounted to present value using the prime rate published by a national bank acceptable to lessee and Lessor and such amount reduced by the amount of rent Lessor will receive by reletting the premises for the remainder of the term of portion thereof.

      d. If this Lease is terminated as set forth, Lessor may relet the Leases Premises (or any portion thereof) for such rent and upon such terms as Lessor is able to obtain (which may be for lower or higher rent, and for a shorter or longer term), and Lessee shall be liable for all damages sustained by Lessor, including but not limited to any deficiency in Rent for the duration of the Lease Term (or for the period of time which would have remained in the Lease Term in the absence of any termination, leasing fees, attorneys' fees, other marketing and collection costs and all expenses of placing the Leased Premises in first class rentable condition).

      e. Nothing contained herein diminishes any right Lessor may have under South Carolina law to sue Lessee for damages in the event of any default by Lessee under this Lease, or from pursuing any other remedy available to Lessor at law or in equity.

                                  ARTICLE XXVI
                                 LESSOR DEFAULT

      In the event that the Lessor shall breach its obligations under this Lease, the Lessee shall give the Lessor written notice and thirty (30) days to cure such default. In the event the Lessor shall fail to cure such default within the thirty (30) day period, the Lessee shall have the right to exercise any rights or remedies available in this Lease, at law or in equity unless such matter would take loner than thirty (30) days to cure and Lessor is reasonably proceeding to cure the breach.

                                  ARTICLE XXVII
                        REMEDIES CUMULATIVE -- NON-WAIVER

      Unless otherwise specified in this Lease, no remedy of Lessor or Lessee shall be considered exclusive of any other remedy, but each shall be distinct, separate and cumulative with other available remedies. Each remedy available under this Lease or at law or in equity may be exercised by Lessor or Lessee from time to time as often as the need may arise. No course of dealing between Lessor and Lessee, or any delay or omission of Lessor or Lessee in exercising any right arising from the other party's default, shall impair such right or be construed to be a waiver of default.

                                 ARTICLE XXVIII
                                     NOTICES

      Any notice allowed or required by this Lease shall be in writing, and shall be deemed effective upon receipt by the addressee thereof when sent by either (i) United States mail! via certified mail or registered mail, return receipt requested, with proper postage prepaid, or (ii) nationally recognized overnight courier (for example, Federal Express). Notices shall be addressed as follows:

         AS TO LESSOR:                          AS TO LESSEE:

         Highland Properties, L.L.C.            Gerber Childrenswear, Inc.
         207 Parkside Dr.                       Pelham at Hyland Bus Ctr.
         Simpsonville, SC 29681                 7005 Pelham Rd., Ste ___
         Attn: Mark Cothran                     Greenville, SC 29607
                                                Attn: Dave Uren

      The addresses of Lessor and Lessee and the party, if any, to whose attention a notice or copy of same shall be directed may be changed or added from time to time by either party giving notice to the other in the prescribed manner. Upon request, Lessee shall also send a copy of all notices from Lessee to any mortgagee or ground Lessor; provided, however, that in no event shall Lessee be required to send more than two (2) additional notices to any mortgagees or ground lessors.

                                  ARTICLE XXIX
                              SURRENDER OF PREMISES

      At the expiration of earlier termination of the Term of this Lease, Lessee shall surrender the Premises and, subject to the terms of this Lease, all improvements, alterations and additions thereto, and keys therefore to Lessor, clean and neat, and in the same condition as at the Rental Commencement Date, normal wear and tear only excepted.

                                  ARTICLE XXX
                               NO REPRESENTATIONS

      Neither Lessor nor Lessor's agent has made any representations or promises, except such as are contained herein or endorsed hereon, to the Lessee respecting the condition of the Demised Premises or any other matter or thing relating to the Demised Premises or the Lease. The taking possession of the Demised Premises by the Lessee shall be conclusive evidence against the Lessee or anyone holding under this Lease that the Demised Premises were in good and satisfactory condition when possession of the Demised Premises was so taken.

                                  ARTICLE XXXI
                               LEASING COMMISSION

      Lessor and Lessee represent and warrant each to the other that they have not dealt with any broker or other person claiming any entitlement to any commission in connection with this transaction except Furman Co., Commercial LLC (Brokers) and that Lessor is responsible for its broker fee. The Lessor and the Lessee each respectively represents and warrants to the other that no other real estate broker or other person is entitled to a fee, commission, or any other enumeration in respect of the execution or performance of this Agreement of the Lease created hereby; and each of the Lessor and the Lessee hereby covenants and agrees to hold the other harmless from any fee, commission, cost or damage incurred as a result of any breach of the foregoing warranties.

      Lessor agrees to pay to The Furman Co., Commercial LLC, Greenville, South Carolina Agent, as compensation for its service rendered in procuring this lease a fee equal to six percent (6%) of all rentals scheduled to be paid by Lessee under this lease. Said fee shall be due and payable as follows: Fifty percent (50%) upon lease execution and fifty percent (50%) upon occupancy by Lessee. Lessor agrees that if this lease is extended, or if any new lease is entered into between Lessor and Lessee covering leased Premises, or any part thereof, then in either of said events, Lessor in consideration of The Furman Co., Commercial LLC having procured Lessee, agrees to pay to The Furman Co., Commercial LLC a fee equal to three percent (3 %) of all rentals paid to Lessor by Lessee under extension of new lease or modification at the time of such extension, if any.

      In the event Lessor sells the leased Premises that upon Lessor's furnishing the Furman Co., Commercial LLC with an agreement signed by purchaser, assuming Lessor's obligations to the Furman Co., Commercial LLC under this lease, the Furman Co., Inc. provided new Lessor has agreed to pay The Furman Co., Commercial LLC as set forth herein.

      In the event the Lessee or a purchaser in privily with the Lessee should during the term of this lease or tenancy, or within six months after its expiration date, purchase from the Lessor, the premises herein leased, the Lessor will at the time of consummating a sale pay to The Furman Co., Commercial LLC a commission of five percent (5%) of the selling price of the property less the amortized remaining portion of the lease fee, if any.

      The Furman Co., Commercial LLC is named as a party to this contract solely for the purpose of enforcing its rights under this paragraph and it is understood by all parties that The Furman Co., Commercial LLC is acting solely in the capacity as Agent for Lessor to whom Lessee must look in regard to all covenants, agreements and warranties contained in this lease and that The Furman Co., Commercial LLC shall not be liable to Lessee in regard to any matter which may arise by virtue of this lease. Lessee shall not be responsible for Broker's or Agent's fees.

                                  ARTICLE XXXII
                                  MISCELLANEOUS

32.1 Evidence of Authority. If requested by either party, the other party shall furnish appropriate legal documentation evidencing the valid existence and good standing of such other party and the authority of any parties signing this Lease to act for such other party.

32.2 Nature and Extent of Agreement. This Lease, together with all exhibits hereto, contains the complete agreement of the parties concerning the subject matter, and there are no oral or written understandings, representations, or agreement pertaining thereto which have not been incorporated herein. This Lease creates only the relationship of landlord and tenant between the parties, and nothing herein shall impose upon either party any powers, obligations or restrictions not expressed herein. This Lease shall be construed and governed by the laws of the state in which the Project is located.

32.3 Binding Effect. This Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns. This Lease may be executed in multiple counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same agreement. This Lease shall not be binding on Lessor until executed by Lessor and delivered to Lessee.

32.4 Captions and Headings. The captions and headings in this Lease are for convenience and reference only, and they shall in no way be held to explain, modify, or construe the meaning of the terms of this Lease.

32.5 Rules and Regulations. The rules and regulations attached as Exhibit 5 (.Rules and Regulations.) are Lessor's Rules and Regulations for the Project and Buildings. Lessee shall faithfully observe and comply with such Rules and Regulations and such changes therein (whether by modification, elimination, addition or waiver) as Lessor may hereafter make and communicate in writing to Lessee, which shall be necessary or desirable for the reputation, safety, care or appearance of the Project and Buildings or the preservation of good order therein or the operation or maintenance of the Project and Buildings or the equipment thereof or the comfort of tenants or others in the Project and Buildings.

32.6 Severability. If any term, covenant, condition or provision of this Lease, or the application whereof to any person or circumstance, shall ever be held to be invalid or unenforceable, then in each such event the remainder of this Lease or the application of such term, covenant, condition or provision to any other person or any other circumstance (other than those as to which it shall be invalid or unenforceable) shall remain valid and enforceable to the fullest permitted by law.

32.7 Governing Law. This Lease shall be construed according to, and be governed by, the laws of the State of South Carolina.

32.8 Time of Essence. Time shall be of the essence in the performance of the terms and conditions of this Lease.

32.9 Recording. It is not intended that this Lease be recorded, but at the request of either party the other party shall execute a Memorandum or Short Form Lease and the Lease shall be recorded with the requesting party paying the recording costs.

      IN WITNESS WHEREOF, the parties have caused this Lease to be duly executed and sealed pursuant to authority duly given, as of the day and year first above written.

                                          LESSOR:

                                          HIGHLAND PROPERTIES, LLC, a South
                                          Carolina limited liability company


/s/ Marshall Bentley [sic]                By:  /s/ Mark A. Cothran [sic]
---------------------------------              ---------------------------------
Witness                                        Member


/s/ William C. Spear [sic]                Date of Execution:     9/13/96
---------------------------------                            -------------------
Witness

                                          LESSEE:

                                          GERBER CHILDRENSWEAR, INC., a Delaware
                                          corporation


/s/ Marshall Bentley [sic]                By:  /s/ David E. Uren
---------------------------------              ---------------------------------
Witness                                        Its:  Vice President, Finance


/s/ William C. Spear [sic]                Date of Execution:     9/13/96
---------------------------------                            -------------------
Witness

STATE OF SOUTH CAROLINA    ) FIRST AMENDMENT TO LEASE AGREEMENT
                           )
COUNTY OF GREENVILLE       )


      THIS FIRST AMENDMENT TO LEASE AGREEMENT (the "Amendment") is made and entered into as of this 25th day of November, 1996, by and between Highland Properties, LLC (the "Lessor") and Gerber Childrenswear, Inc. (the "Lessee"):

                              W I T N E S S E T H :

      WHEREAS hereto, on September 13, 1996, Lessor and Lessee entered into that certain Lease Agreement wherein the Lessor agreed to let and the Lessee agreed to rent 33,600 square feet of property in a building to be constructed by Lessor at 7005 Pelham Road, Greenville, South Carolina, the terms of which are incorporated herein by reference (the "Lease").

      WHEREAS, pursuant to the subsequent request of Lessee, Lessor has agreed to provide additional space to the Lessee consisting of 4,800 square feet (the "Additional Space"), which would thereby increase the Premises to 38,400 square feet.

      NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and in consideration of the additional rent to be provided pursuant to the Amendment, the receipt and sufficiency of which are both hereby acknowledged, Lessor and Lessee agree as follows:

      1. The first paragraph of Article I, GRANT AND TERM, Paragraph 1.1, is amended by deleting the first sentence thereof in its entirety and substituting in lieu thereof the following:

                  1.1 Description of Premises. Lessor hereby leases to Lessee, and Lessee hereby accepts and rents from Lessor, that certain office space (known as Suite D) containing a total of approximately 33,600 square feet (the "Initial Space") plus 4,800 square feet (the "Additional Space"), (the

            Initial Space and the Additional Space being collectively referred to as the "Premises") located within the building known as Building No. III (the "Building"), which Building contains a total of approximately 48,000 square feet and is located at 7005 Pelham Road, within Pelham at Hyland Business Center (the "Project") as shown on the Site Plan marked Exhibit 1 attached hereto, situated in the County of Greenville, State of South Carolina.

      2. Article I, GRANT AND TERM, Paragraph 1.4 Occupancy; Lease Commencement Date is hereby amended by adding at the end thereof the following:

            The Lessor shall, with regard to the Additional Space, complete such space as the Initial Space is to be completed as shown on Exhibits 2 and 3.

      3. Article I, GRANT AND TERM, Paragraph 1.4 Occupancy; Lease Commencement Date is hereby further amended by deleting from the nineteenth (19th) line the date "March 17, 1997," and inserting in lieu thereof "March 31, 1997."

      4. Article II, RENT, Paragraph 2.1a.(1) Initial Term, is amended by deleting it in its entirety and substituting in lieu thereof the following:

      2.1   Rent

      a.    Initial Term.

            (1) The Minimum Annual Rent during Initial Term shall be Three Hundred Twenty-Four Thousand Two Hundred Seventy and 00/100 Dollars ($324,270.00), payable in equal monthly installments of Twenty Seven Thousand Twenty-two and 50/100 Dollars ($27,022.50) (the "Minimum Annual Rent").

      5. Article II, RENT, Paragraph 2.2d is amended by deleting it in its entirety and inserting in lieu thereof the following:

            d.    Additional Rent for Additional Parking Spaces.

                  Lessee agrees to pay during the Initial Term of this Lease additional rent equal to Sixteen and 45/100 Cents (0.1645) per square foot within only the Initial Space of the Premises to reimburse Lessor for the cost of 33 additional parking spaces. Said rent shall be due and payable in the manner and in the same terms and conditions as the Minimum Annual Rent reserved hereunder.

      6. Exhibit 4 is amended by deleting it in its present form and substituting the Exhibit attached.

      7. Except as expressly set forth in the Amendment, all other terms and conditions of the Lease shall remain in full force and effect and are hereby ratified and reconfirmed by Lessor and Lessee.

      IN WITNESS WHEREOF, we have hereunto set our hands and affixed our seals the date and year first above-written.

                                          LESSOR:

                                          HIGHLAND PROPERTIES, LLC, a South
                                          Carolina limited liability company


/s/ Marshall Bentley [sic]                By:  /s/ Mark A. Cothran [sic]
---------------------------------              ---------------------------------
Witness                                        Member


/s/ Dee Parris                            Date of Execution:     11/25/96
---------------------------------                            -------------------
Witness

                                          LESSEE:

                                          GERBER CHILDRENSWEAR, INC., a Delaware
                                          corporation


/s/ Jay R. Cope                           By:  /s/ David E. Uren
---------------------------------              ---------------------------------
Witness                                        Its:  Vice President, Finance


/s/ Dee Parris                            Date of Execution:     11/25/96
---------------------------------                            -------------------
Witness

STATE OF SOUTH CAROLINA    )
                           :   SECOND AMENDMENT TO LEASE AGREEMENT
COUNTY OF GREENVILLE       )


      THIS AMENDMENT TO LEASE AGREEMENT (the "Amendment") is made and entered into as of this 16th day of May, 1997 by and between Highland Properties, LLC (the "Lessor") and Gerber Childrenswear, Inc. (the "Lessee"):

                              W I T N E S S E T H :

      WHEREAS, on September 13, 1996, Lessor and Lessee entered into that certain Lease Agreement, as amended by First Amendment thereto, dated November 25, 1996, wherein the Lessor agreed to let and the Lessee agreed to rent 38,400 square feet of property in a building to be constructed by Lessor at 7005 Pelham Road, Greenville, South Carolina, the terms of which are incorporated herein by reference (collectively, the "Lease"); and

      WHEREAS, pursuant to the subsequent request of Lessee, Lessor has agreed to provide additional unimproved space to the Lessee consisting of 9,600 square feet (the "Unimproved Space"), upon the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and in consideration of the additional rent to be provided pursuant to the Amendment, the receipt and sufficiency of which are both hereby acknowledged, Lessor and Lessee agree as follows:

      1. Lease of Unimproved Space: Lessor hereby leases to Lessee, and Lessee hereby accepts and rents from Lessor, that certain unimproved space containing a total of approximately 9,600 square feet (the "Unimproved Space") located within the building known as Building No. III (the "Building"), which Building contains a total of approximately 48,000 square feet and is located in 7005 Pelham Road, within Pelham at Hyland Business Center (the "Project") as shown on the Site Plan marked Exhibit 1 and attached to the Lease, situated in the County of Greenville, State of South Carolina.

      2. Term: The Term for the Unimproved Space shall commence on June 1, 1997. The term for the Unimproved Space shall expire when the term or any extension or renewal thereof for the Premises under the Lease expires, or when the Unimproved Space becomes part of the Additional Space In accordance with Section 5 hereof.

      3. Rent: The annual Rent for the Unimproved Space during the Initial Term shall be Forty Seven Thousand Five Hundred Twenty and OOJ100 Dollars ($47,520.00), payable in equal monthly Installments of Three Thousand Nine Hundred Sixty and 00/100 Dollars ($3,960.00) (the "Rent").

      4. Right to Sublet: Lessee shall have the right to sublet the Unimproved Space at its sole discretion, without permission from the Lessor. It is contemplated by the parties that the Unimproved Space will be sublet by Lessee during the Term.

      5. At any time during this Lease or any extension thereof, Lessee may request Lessor to Improve the Unimproved Space. Lessor shall grant Lessee an allowance equal to 421.20 per square foot of finished office space for said improvements, which was the same allowance granted on the original space. Lessor shall complete said Improvements within sixty (60) days of the full execution of a Lease Amendment including approved floor plan. Upon completion of the improvements, the Unimproved Space shall become a part of the Additional Space, and shall be treated as a part of the Additional Space for all purposes hereafter including that the rent for the Unimproved Space shall be the same per square foot as the Additional Space.

      This Agreement is binding on the Lessor only if there shall be a minimum of five {5) years remaining on the Lease Term at the completion of the Improvements.

      6. Except as expressly set forth in the Amendment, all other terms and conditions of the Lease shall remain in full force and effect and are hereby ratified and reconfirmed by Lessor and Lessee.

      7. The capitalized terms "Premises", "Initial Space", "Initial Term" and "additional Space" shall have the meanings given to them in the Lease dated September 13, 1996 and the First Amendment to Lease dated November 25, 1996.

      IN WITNESS WHEREOF, we have hereunto set our hands and affixed our seals the date and year first above-written.

                                          LESSOR:

                                          HIGHLAND PROPERTIES, LLC, a South
                                          Carolina limited liability company


/s/ Sylvia M. McVaugh [sic]               By:  /s/ Mark A. Cothran [sic]
---------------------------------              ---------------------------------
Witness                                        Member


/s/ Suzy L. Broadert [sic]                Date of Execution:     5/16/97
---------------------------------                            -------------------
Witness

                                          LESSEE:

                                          GERBER CHILDRENSWEAR, INC., a Delaware
                                          corporation


/s/ Rebecca A. Graff [sic]                By:  /s/ David E. Uren
---------------------------------              ---------------------------------
Witness                                        Its:  Vice President, Finance


/s/ Vicky Farragut [sic]                  Date of Execution:     5/18/97
---------------------------------                            -------------------
Witness

                       ESTIMATED RENT FOR UNIMPROVED SPACE
                        PELHAM AT HYLAND BUSINESS CENTER
                           GERBER CHILDRENSWEAR, INC.

                ATTACHMENT TO SECOND AMENDMENT TO LEASE AGREEMENT


                                                          Annual       Monthly
                                                          ------       -------
A.    Rent                                              $47,520.00   $  3,960.00

B.    Additional Rent:

      1)    Operating Expenses (includes real estate    $ 6,720.00   $    560.00
            taxes, insurance and common area
            maintenance charges

     TOTAL                                              $54,240.00   $  4,520.00